Provisions	6 Months Ended
Jun. 30, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

12	Provisions

		Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	Footnotes	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2019		356	605	1,646	280	2,887
Additions		103	20	75	109	307
Amounts utilised		(128)	(70)	(436)	(91)	(725)
Unused amounts reversed		(38)	(29)	(38)	(44)	(149)
Exchange and other movements		(58)	(8)	(99)	25	(140)
At 30 Jun 2020		235	518	1,148	279	2,180
Contractual commitments	1
At 31 Dec 2019						511
Net change in expected credit loss provision and other movements						518
At 30 Jun 2020						1,029
Total provisions
At 31 Dec 2019						3,398
At 30 Jun 2020						3,209

1	The contractual commitments provision includes off-balance sheet loan commitments and guarantees, for which expected credit losses are provided under IFRS 9.
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 14. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim); or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. ‘Regulatory matters’ refers to investigations, reviews and other actions carried out by, or in response to, the actions of regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
Further disclosure on ‘ECL on undrawn loan commitments and financial guarantees’ can be found in the ‘Credit risk’ section of the ‘Interim management report’ on page 56.
Payment protection insurance
At 30 June 2020, $613m (31 December 2019: $1.1bn) of the customer remediation provision relates to the estimated liability for redress in respect of the possible mis-selling of PPI policies in previous years. Payments totalling $376m were made during the first six months of 2020.
At 30 June 2020, contact was made with customers who collectively held 3.0 million policies, representing 56% of total policies sold. A total of 5.4 million PPI policies have been sold since 2000, generating estimated revenue of $3.2bn at 30 June 2020. The gross written premiums on these policies were approximately $4.2bn.
As at 30 June 2020, there were an estimated 42,700 complaints still requiring assessment. Historical claim handling processes are monitored on a regular basis, and there remains potential for this review process to lead to additional rework costs in the future. Although the deadline for bringing complaints has passed, customers can still commence litigation for PPI mis-selling. Provision has been made for the best estimate of any obligation to pay compensation in respect of an estimated 43,000 future claims. However, the volume and quality of future claims through legal channels, and the amount of any compensation to be paid, remain uncertain. The provision also includes claims made by the Official Receiver to pursue redress amounts in respect of bankrupt and insolvent customers.
The estimated liability for redress for both single and regular premium policies is calculated on the basis of a refund of the total premiums paid by the customer plus simple interest of 8% per annum (or the rate inherent to the related loan product where higher). Further estimated redress levels are based on historical redress paid to customers per policy.
The PPI provision is based upon assumptions and estimates taken from historical experience. The profile of cases yet to be assessed, whether those submitted prior to the complaints deadline or subsequently via the legal channels, could therefore vary, leading to different uphold rates or average redress levels being used to arrive at the provision.
We continued to monitor available information up until the date of the approval of the financial statements to ensure that the provision estimate was appropriate.
Sensitivity to key assumptions
An increase/decrease in customer redress volumes of 10,000 received through legal channels would increase/decrease the redress provision by approximately $16m, based on observed settlement rates and average redress during the first half of 2020.